                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05539

                     SCUDDER INTERMEDIATE GOVERNMENT TRUST
                     -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   222 South Riverside Plaza, Chicago IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Intermediate Government Trust

Annual Report to Shareholders

December 31, 2003

Intermediate Government Trust

Investment Objective and Policies

• seeks high current income consistent with the preservation of capital

• the fund normally invests at least 80% of its net assets in US government securities

• the fund may also invest up to 20% of its net assets in foreign government securities

Investment Characteristics

• US government securities include mortgage-backed securities and other US government securities including US Treasuries, and other securities issued by the US government, its agencies, or instrumentalities

• foreign government securities include debt securities issued or guaranteed as to payment of principal and interest by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities

• the fund normally maintains a dollar-weighted average portfolio maturity of more than three years but less than 10 years

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Additional Information

Investments in funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2003

Past results are not necessarily indicative of future performance of the Fund. Investment return and principal value will fluctuate.

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.42%	6.92%	6.08%	6.36%
Based on Market Price(a)	2.66%	6.32%	4.99%	5.71%
Lehman US Government Intermediate Index++	2.29%	6.73%	6.18%	6.32%

Net Asset Value and Market Price
	As of 12/31/03	As of 12/31/02
Net Asset Value	$7.42	$7.55
Market Price	$6.79	$6.96

Distribution Information
Twelve Months: Income Dividends	$.355
December Income Dividend	$.025
Current Annualized Distribution Rate (based on Net Asset Value)+	4.04%
Current Annualized Distribution Rate (based on Market Price)+	4.42%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on December 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.
++ Lehman US Government Intermediate Index is a total return index consisting of investment grade corporate debt issues as well as US Government securities. The debt issues all maintain maturities within a range of one to ten years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Portfolio Management Review

Scudder Intermediate Government Trust:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Intermediate Government Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, serves as subadvisor to the fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management.

Portfolio Management Team

Jan C. Faller, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

• Joined Deutsche Asset Management in 1999 and the Fund team in 2003.

• Over 12 years of investment industry experience.

• PanAgora Asset Management, bond and currency investment manager from 1995 to 1999.

• MBA, Amos Tuck School, Dartmouth College.

Sean McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

• Joined Deutsche Asset Management in 1996 and the Fund team in 2002.

• Prior to that, Fixed Income Analyst, Fidelity Investments, from 1991-1996.

• Head of Fixed Income Enhanced Strategies and Mutual Funds Group, Portfolio Manager for structured and quantitatively-based active investment grade and enhanced fixed-income strategies underlying retail mutual fund and institutional mandates.

• MBA, Yale University.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

• Joined Deutsche Asset Management in 1998 and the Fund team in 2002.

• Previously worked at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank) as a portfolio manager (1983-88, 1993-98) and foreign exchange currency and option trader (1988-1995).

• BIS, University of Minnesota.

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Intermediate Government Trust, discusses market conditions and the Fund's investment strategy during the fiscal year ended December 31, 2003.

Q: How did the Fund perform in the fiscal year ended December 31, 2003?

A: In the period, the Fund's total return was 2.66% based on changes in market value. In the same period, the Fund's return based on net asset value (NAV) was 3.42%. The Fund's return at NAV outperformed the 2.29% return of its benchmark, the Lehman US Government Intermediate Index.1

I The Lehman US Government Intermediate Index is a total return index consisting of investment grade corporate debt issues as well as US Government securities. The debt issues all maintain maturities within a range of one to ten years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How would you characterize the market environment over the past 12 months?

A: In the first half of the period, the declining- interest-rate environment continued, as the US economy struggled to gain momentum. As was the case in 2002, the yield curve remained steep, with shorter-term interest rates markedly lower than longer-term rates, and with overall rates at historical lows. Throughout much of the period, but particularly in the second half, investors grew more willing to accept additional risk in exchange for potentially greater yields from their fixed-income investments. Emerging markets were one of the beneficiaries of this shift.

Moreover, the second half of the period was marked by a burst of volatility in the bond market. On June 25, the Federal Reserve Board reduced the federal funds rate, a benchmark for the market's interest rate levels, by a quarter of a percentage point to 1%. This reduction was not as large as the market had been predicting, as the Fed's views on the US economy and its recovery were stronger than expected. These rosier economic views also caused investors to worry that the Fed would begin to boost interest rates sooner than expected. In fact, in July and August, investors shifted money into stocks and pulled cash out of bonds, rapidly driving the prices on bonds lower due to this lower demand.

Q: How is the Fund managed?

A: The Fund is managed on a duration-neutral, yield-curve-neutral basis. This means we do not try to predict the direction of interest rates. Rather, our focus is on individual security selection and sector rotation. At the end of the period, about 12% of net assets of the Fund was invested in US Treasuries, 63% of net assets in government agencies and 17% in emerging markets, with much of the balance invested in mortgage-backed securities.

Q: What changes did you make to the portfolio during the period?

A: In early April, we shifted about 18% of the Fund's portfolio of mortgage-backed securities into emerging markets. We did this for two reasons. First, we felt the demand for emerging-markets debt would help create a good potential for price appreciation. Second, we believed these securities would increase the Fund's income. Both of our expectations were correct, and emerging markets made an important contribution to the Fund's performance for the period. We maintained the emerging-markets exposure for about a month, until early June, when we reduced it to about 10% of assets. We put the difference back into a combination of US Treasuries and government agency securities because we wanted to reduce the potential for price volatility somewhat. We also felt the emerging-markets sector was approaching full value. However, emerging-markets securities continued to rally in the second half. In November and December, we used additional cash to increase our emerging-markets position to about 17% by the end of December.

Q: How did the Fund's positioning contribute to performance during the period?

A: The Fund's allocation to emerging markets boosted results in the period. In the emerging markets, good news in Brazil and Russia was the main driver of positive performance. Brazilian "C" Brady bonds, which had been distressed, have soared in value as President Luiz Inacio Lula da Silva has shown himself to be investor friendly. Russian bonds also posted strong gains as the country's leaders made progress in shoring up Russia's fiscal picture. However, results were held back by our early reduction in emerging-markets securities in June, which proved to be an overly defensive move. While we believed emerging-
markets securities had drawn close to their fair value at that time, those securities continued to rally. We did participate in that rally, though not as heavily as we would have if we had left the emerging-markets position at 18% for a longer period. And the move back into emerging-markets securities near the end of the year helped boost the Fund's income.

The Fund has also benefited from its exposure to mortgage-backed and government agency securities. Mortgages performed well, even in the midst of falling interest rates and a large number of mortgage refinancings, particularly in the first half of the year. In fact, refinancings, or prepayments, have not had a major impact on the Fund. Many of the mortgage-backed securities in the Fund are older, "seasoned" mortgages, which are not subject to the same level of prepayments as newer, more recently issued mortgages.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2003

Portfolio Composition	12/31/03	12/31/02

US Treasury Obligations	12%	25%
Agencies Backed by the Full Faith and Credit of the US Government	8%	22%
Agencies Not Backed by the Full Faith and Credit of the US Government	55%	52%
Foreign Government Bonds	17%	-
Cash Equivalents*	8%	1%
	100%	100%

Interest Rate Sensitivity	12/31/03	12/31/02

Average Maturity	5.8 years	5.3 years
Duration	4.0 years	3.1 years

* Includes other assets and liabilities
Portfolio composition and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 10. A monthly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-349-4281.

Investment Portfolio as of December 31, 2003

	Principal Amount ($)(c)	Value ($)

US Treasury Obligations 12.3%
US Treasury Bond, 12.0%, 8/15/2013	7,500,000	10,362,307
US Treasury Note:
2.375%, 8/15/2006	8,645,000	8,691,605
3.375%, 11/15/2008	3,050,000	3,074,187
5.625%, 5/15/2008	8,000,000	8,861,872
Total US Treasury Obligations (Cost $31,033,686)		30,989,971

Agencies Backed by the Full Faith and Credit of the US Government 8.0%
Government National Mortgage Association
5.0%, with various maturities from 5/15/2017 to 3/15/2018	2,288,598	2,347,624
5.5%, with various maturities from 2/15/2019 to 3/15/2033	5,201,893	5,294,866
6.0%, with various maturities from 12/15/2013 to 1/15/2033	7,436,555	7,737,411
6.5%, with various maturities from 4/15/2014 to 11/20/2032	2,360,449	2,490,193
7.0%, with various maturities from 12/15/2023 to 7/15/2031	494,475	527,345
7.5%, with various maturities from 5/15/2026 to 8/15/2032	585,745	629,176
8.0%, with various maturities from 9/15/2029 to 9/15/2030	986,905	1,073,798
8.5%, 10/15/2030	31,822	34,606
9.0%, with various maturities from 6/15/2018 to 8/15/2022	76,764	85,912
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $20,086,973)		20,220,931

Agencies Not Backed by the Full Faith and Credit of the US Government 55.1%
US Government Sponsored Agencies 43.5%
Federal Home Loan Mortgage Corp.: 5.75%, 4/15/2008	20,000,000	21,962,500
5.875%, 3/21/2011	1,900,000	2,059,452
Federal National Mortgage Association:
2.0%, 1/15/2006	17,210,000	17,209,897
2.625%, 11/15/2006	5,650,000	5,661,509
3.25%, 1/15/2008	22,000,000	22,058,630
3.375%, 12/15/2008	3,000,000	2,974,857
5.125%, 1/2/2014	3,550,000	3,562,347
5.5%, 5/2/2006	4,750,000	5,081,016
7.25%, 1/15/2010	15,960,000	18,817,415
Tennessee Valley Authority, Series C, 4.75%, 8/1/2013	10,200,000	10,228,458
		109,616,081
US Government Sponsored Agency Pass-Thrus 9.3%
Federal Home Loan Mortgage Association, 5.5%, for maturities from 3/1/2033 to 4/1/2033	5,511,409	5,580,855
Federal Home Loan Mortgage Corp.:
6.5%, 9/1/2032	832,486	872,041
7.0%, for maturities from 10/1/2030 to 3/1/2032	68,967	72,971
7.5%, 1/1/2032	42,178	45,295
8.5%, for maturities from 5/1/2030 to 7/1/2030	60,601	65,361
10.25%, 3/1/2016	378,855	418,675
Federal National Mortgage Association:
5.0%, with various maturities from 3/1/2018 to 5/1/2018	3,510,476	3,584,908
6.0%, with various maturities from 5/15/2011 to 8/1/2017	11,084,437	12,137,633
6.5%, with various maturities from 6/1/2016 to 4/1/2017	727,736	772,138
8.5%, with various maturities from 6/1/2030 to 7/1/2030	16,569	17,891
		23,567,768
Collateralized Mortgage Obligations 2.3%
Federal National Mortgage Association, Series 2001-T12, Class A2, 7.5%, 8/25/2041	5,271,327	5,755,631
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $139,315,771)		138,939,480

Foreign Government Bonds 16.3%
Foreign Bonds - US$ Denominated 13.6%
Banque Cent de Tunisie, 8.25%, 9/19/2027	250,000	275,000
Federal Republic of Brazil:
10.0%, 8/7/2011	190,000	209,950
14.5%, 10/15/2009	500,000	653,750
Federative Republic of Brazil:
8.875%, 4/15/2024	750,000	731,250
10.125%, 5/15/2027	700,000	742,000
11.0%, 1/11/2012	130,000	150,800
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/2010	489,841	451,375
Petro Mexicanos, 8.625%, 12/1/2023	250,000	274,375
Petroleos Mexicanos SA, 9.5%, 9/15/2027	1,200,000	1,416,000
Petroliam Nasional Berhad, 7.75%, 8/15/2015	1,200,000	1,444,285
Petronas Capital Ltd., 7.0%, 5/22/2012	200,000	228,569
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.06%, 3/4/2010**	722,500	697,213
Republic of Argentina:
11.75%, 4/7/2009*	2,300,000	644,000
11.375%, 3/15/2010*	700,000	192,500
Series 2018, 12.25%, 6/19/2018*	530,625	132,656
Republic of Bulgaria, 8.25%, 1/15/2015	3,050,000	3,599,000
Republic of Ecuador, Step-up Coupon, 7.0%, 8/15/2030	1,200,000	930,000
Republic of El Salvador:
8.25%, 4/10/2032	150,000	148,500
8.25%, 4/10/2032	1,240,000	1,227,600
Republic of Guatemala:
9.25%, 8/1/2013	300,000	330,000
9.25%, 8/1/2013	150,000	165,000
Republic of Philippines:
8.375%, 3/12/2009	120,000	126,450
9.375%, 1/18/2017	350,000	377,125
9.875%, 3/16/2010	700,000	775,250
Republic of Turkey:
10.5%, 1/13/2008	1,100,000	1,292,500
11.875%, 1/15/2030	1,600,000	2,168,000
Republic of Venezuela:
5.375%, 8/7/2010	300,000	246,000
7.0%, 12/1/2018	4,500,000	3,476,250
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 2.125%, 12/18/2007**	285,761	271,473
Russian Federation, Step-up Coupon, 5.0%, 3/31/2030, Series REGS,	3,060,000	2,933,775
Russian Ministry of Finance, 3.0%, 5/14/2011	2,500,000	1,957,000
Ukraine Government, 7.65%, 6/11/2013	2,200,000	2,293,500
United Mexican States:
8.0%, 9/24/2022	1,050,000	1,148,700
8.125%, 12/30/2019	2,400,000	2,682,000
		34,391,846
Foreign Bonds - Non US$ Denominated 2.7%
Banque Cent de Tunisie, 6.25%, 2/20/2013 EUR	330,000	432,835
Federal Republic of Brazil:
11.0%, 2/4/2010 EUR	300,000	423,493
11.5%, 4/2/2009 EUR	1,200,000	1,723,957
Mexican Fixed Rate Bonds, Series M10, 10.5%, 7/14/2011 MXP	9,500,000	940,190
Republic of Argentina:
8.0%, 2/26/2008* EUR	300,000	90,587
9.25%, 7/20/2004* EUR	1,300,000	392,543
11.75%, 5/20/2011* EUR	1,022,584	321,641
11.75%, 11/13/2026* EUR	562,421	168,057
12.0%, 9/19/2016* EUR	214,743	64,843
Republic of Romania, 5.75%, 7/2/2010 EUR	1,700,000	2,164,948
		6,723,094
Total Foreign Government Bonds (Cost $40,268,855)		41,114,940

Corporate Bonds 0.2%
Pemex Project Funding Master Trust, 6.25%, 8/5/2013 (Cost $568,887) EUR	500,000	629,075

	Shares	Value ($)

Cash Equivalents 7.0%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $17,554,320)	17,554,320	17,554,320

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $248,828,492) (a)	98.9	249,448,717
Other Asset and Liabilities, Net	1.1	2,670,893
Net Assets	100.0	252,119,610

* Non-income producing security. These bonds were purchased in default.
Security		Principal Amount	Acquisition Cost	Value
Republic of Argentina: 8.0%, 2/26/2008	EUR	300,000	$ 95,704	$ 90,587
9.25%, 7/20/2004	EUR	1,300,000	337,459	392,543
11.375%, 3/15/2010	USD	700,000	222,250	192,500
11.75%, 4/7/2009	USD	2,300,000	557,750	644,000
11.75%, 5/20/2011	EUR	1,022,584	325,055	321,641
11.75%, 11/13/2026	EUR	562,421	141,563	168,057
12.0%, 9/19/2016	EUR	214,743	62,120	64,843
Series 2018, 12.25%, 6/19/2018	USD	530,625	139,952	132,656
			$ 1,881,853	$ 2,006,827

** This security is shown at its current rate as of December 31, 2003.
(a) The cost for federal income tax purposes was $250,488,225. At December 31, 2003, net unrealized depreciation for all securities based on tax cost was $1,039,508. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,588,576 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,628,084.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro
MXP	Mexican Peso

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $231,274,172)	$ 231,894,397
Investment in Scudder Cash Management QP Trust (cost $17,554,320)	17,554,320
Total investments in securities, at value (cost $248,828,492)	249,448,717
Cash	10,000
Foreign currency, at value (cost $240,702)	246,310
Interest receivable	3,184,692
Unrealized appreciation on forward currency exchange contracts	50,794
Other assets	4,956
Total assets	252,945,469
Liabilities
Payable for investments purchased	17,297
Unrealized depreciation on forward currency exchange contracts	543,368
Accrued management fee	167,330
Other accrued expenses and payables	97,864
Total liabilities	825,859
Net assets, at value	$ 252,119,610
Net Assets
Net assets consist of: Undistributed net investment income	465,804
Net unrealized appreciation (depreciation) on: Investments	620,225
Foreign currency related transactions	(468,760)
Accumulated net realized gain (loss)	(14,225,500)
Paid-in capital	265,727,841
Net assets, at value	$ 252,119,610
Net Asset Value
Net asset value per share ($252,119,610 / 33,996,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Interest	9,953,121
Interest - Scudder Cash Management QP Trust	276,283
Total Interest	10,229,404
Expenses: Management fee	2,033,801
Services to shareholders	44,091
Custodian fees	39,731
Auditing	42,674
Legal	18,158
Trustees' fees and expenses	30,190
Reports to shareholders	134,243
Stock exchange listing fees	33,250
Other	47,775
Total expenses, before expense reductions	2,423,913
Expense reductions	(255)
Total expenses, after expense reductions	2,423,658
Net investment income	7,805,746
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,386,110
Foreign currency related transactions	(472,264)
Futures	(62,909)
3,850,937
Net unrealized appreciation (depreciation) during the period on: Investments	(3,508,011)
Foreign currency related transactions	(468,760)
(3,976,771)
Net gain (loss) on investment transactions	(125,834)
Net increase (decrease) in net assets resulting from operations	$ 7,679,912

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 7,805,746	$ 10,414,511
Net realized gain (loss) on investment transactions	3,850,937	6,222,803
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,976,771)	6,950,700
Net increase (decrease) in net assets resulting from operations	7,679,912	23,588,014
Distributions to shareholders from: Net investment income	(12,068,641)	(15,808,220)
Increase (decrease) in net assets	(4,388,729)	7,779,794
Net assets at beginning of period	256,508,339	248,728,545
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $465,804 and $25,810, respectively)	$ 252,119,610	$ 256,508,339
Other Information
Shares outstanding at beginning of period	33,996,171	33,996,171
Shares outstanding at end of period	33,996,171	33,996,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003	2002	2001[a]	2000	1999
Per share operating performance
Net asset value, beginning of period	$ 7.55	$ 7.32	$ 7.32	$ 7.14	$ 7.85
Income (loss) from investment operations:
Net investment income[b]	.23	.31	.36	.43	.42
Net realized and unrealized gain (loss) on investment transactions	(.01)	.39	.13	.29	(.55)
Total from investment operations	.22	.70	.49	.72	(.13)
Less distributions from: Net investment income	(.35)	(.47)	(.49)	(.54)	(.43)
Tax return of capital	-	-	-	-	(.15)
Total distributions	(.35)	(.47)	(.49)	(.54)	(.58)
Net asset value, end of period	$ 7.42	$ 7.55	$ 7.32	$ 7.32	$ 7.14
Total return
Market value, end of period	$ 6.79	$ 6.96	$ 6.97	$ 6.81	$ 6.44
Based on net asset value (%)[c]	3.42	10.18	7.25	11.32	(1.29)
Based on market value (%)[c]	2.66	6.67	9.73	14.91	(7.61)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	257	249	249	243
Ratio of expenses before expense reductions (%)	.95	.90	.91	.93	.98
Ratio of expenses after expense reductions (%)	.95	.90	.91	.92	.98
Ratio of net investment income (%)	3.07	4.15	4.88	6.08	5.64
Portfolio turnover rate (%)	428	359	523	729	821
[a] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions prior to January 1, 2000 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 5.33% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Intermediate Government Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $12,566,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($363,000) and December 31, 2007 ($12,203,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to post-October losses, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (12,566,000)
Unrealized appreciation (depreciation) on investments	$ (1,039,508)

* For tax purposes, short-term capital gains are considered ordinary income distributions.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended December 31,
	2003	2002
Distributions from ordinary income**	$ 12,068,641	$ 15,808,220

** Included in the Fund's distributions from ordinary income during the year ended December 31, 2003 and December 31, 2002, is $1,502,587 and $3,356,584, respectively, in excess of investment company taxable income, which in accordance with the applicable US tax law, is taxable to shareholders as ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term instruments and long-term US Treasury securities) aggregated $713,706,512 and $702,989,740, respectively. Purchases and sales of long-term US Treasury securities aggregated $285,093,345 and $316,211,872, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.80% of average weekly net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund aggregated $44,091, of which $16,258 is unpaid at December 31, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust.

D. Forward Foreign Currency Commitments

As of December 31, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation ($)
USD	240,185	EUR	210,000	1/29/2004	23,845
USD	1,109,332	MXP	12,680,000	1/29/2004	15,499
MXP	12,680,000	EUR	1,136,282	1/29/2004	11,450
Total unrealized appreciation					50,794
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation ($)
EUR	5,063,000	USD	5,837,995	1/29/2004	(527,642)
EUR	120,000	USD	137,947	1/29/2004	(12,927)
MXP	5,530,000	USD	487,762	1/29/2004	(2,799)
Total unrealized depreciation					(543,368)

Abbreviations:
EUR	Euro
MXP	Mexican Peso
USD	United States Dollar

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended December 31, 2003, the Fund's custodian fees were reduced by $255 under this arrangement.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

H. US Government Agency Risk

Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the Fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the Fund itself.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder Intermediate Government Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Intermediate Government Trust, (the "Fund"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Intermediate Government Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts February 18, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Intermediate Government Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to the Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (67) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4] (40) President since 2003	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-2003[6]	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Effective January 16, 2004, Mr. Hirsch is no longer Vice President of the fund.

.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

NYSE Symbol	KGT	CUSIP Number	811163-104

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2003, Scudder Intermediate Government
Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER INTERMEDIATE GOVERNMENT TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

----------- ------------------ ------------------- ------------------- -----------------
Fiscal Year                                                                   All
   Ended     Audit Fees Billed    Audit-Related     Tax Fees Billed to Other Fees Billed
December 31       to Fund      Fees Billed to Fund         Fund             to Fund
----------- ------------------ ------------------- ------------------- -----------------
2003              $32,364               $0                $7,231              $364
----------- ------------------ ------------------- ------------------- -----------------
2002              $35,951               $0                $6,344               $0
----------- ------------------ ------------------- ------------------- -----------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

------------- --------------------- ---------------------- -------------------
                 Audit-Related                                     All
                 Fees Billed to      Tax Fees Billed to     Other Fees Billed
Fiscal Year       Adviser and            Adviser and         to Adviser and
    Ended       Affiliated Fund        Affiliated Fund      Affiliated Fund
 December 31   Service Providers      Service Providers    Service Providers
------------- --------------------- ---------------------- -------------------
2003                $112,900                 $0                    $0
------------- --------------------- ---------------------- -------------------
2002                $212,800                 $0                    $0
------------- --------------------- ---------------------- -------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

------------ -------------- ---------------------- -------------------- -----------------
                            Total Non-Audit Fees
                            billed to Adviser and
                               Affiliated Fund
                              Service Providers    Total Non-Audit Fees
                             (engagements related    billed to Adviser
                               directly to the      and Affiliated Fund
                  Total          operations and      Service Providers
             Non-Audit Fees   financial reporting       (all other
Fiscal Year  Billed to Fund       of the Fund)         engagements)     Total of (A), (B)
   Ended
December 31       (A)                (B)                   (C)               and (C)
------------ -------------- ---------------------- -------------------- -----------------
2003            $7,595                $0               $3,742,000          $3,749,595
------------ -------------- ---------------------- -------------------- -----------------
2002            $6,344                $0                $963,492            $969,836
------------ -------------- ---------------------- -------------------- -----------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Intermediate Government Trust

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Intermediate Government Trust

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------